7A. Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
7A. Income Taxes

The Company has incurred net operating losses (“NOLs”) since inception. As of December 31, 2013, the Company had NOL carryforwards available through 2033 of approximately $59.8 million to offset its future income tax liability. The NOL carryforwards began to expire in 2008. The Company has recorded a valuation allowance for all deferred tax assets related to the NOLs. Utilization of existing NOL carry forwards may be limited in future years based on significant ownership changes. The Company is in the process of analyzing its NOLs and has not determined if it is subject to any restrictions in the Internal Revenue Code that could limit the future use of NOL.

Components of deferred taxes are as follows at December 31 (in thousands):

	2013	2012
Deferred tax assets:	$287	$277
Net operating loss carry forwards	22,737	23,474
Deferred tax liabilities:
Intangible assets and other	—	—
	23,025	23,751
Valuation allowance	(23,025)	(23,751)
	$0	$0

The following is a summary of the items that caused recorded income taxes to differ from taxes computed using the statutory federal income tax rate for the years ended December 31:

	2013	2012
Statutory federal tax rate	34%	34%
State taxes, net of federal benefit	4	4
Nondeductible expenses	—	—
Valuation allowance	(38)	(38)
	0%	0%